                                                                                                                       EXHIBIT 10.31

                                                                                                         [CHRYSLER CORPORATION LOGO]

/X/ CHRYSLER CORPORATION, A DELAWARE CORPORATION,                                                       PURCHASE ORDER  JUU2922354-A
    (CHRYSLER), HEREBY AGREES TO PURCHASE AND RECEIVE, AND

/ / CHRYSLER CANADA LTD., A CANADIAN CORPORATION, (CHRYSLER),
    HEREBY AGREES TO PURCHASE AND RECEIVE, AND
                                                                            SUPPLIER NO. 51843                DATE OF ORDER 04-04-96

    NATIONAL TECHTEAM INC                                                       DELIVERY                      DATE TYPED    04-09-96
    C/O SUE BOLDRICK                                                                 /X/  03-28-96
    22000 GARRISON AVENUE                                                            / /  PER WRITTEN RELEASE
    DEARBORN MI                                                                      / /  PER WRITTEN RELEASE OR BUYER AUTHORIZATION
                    48124                                                         --------------------------------------------------
                                                                                  ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT
SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED HEREIN, IN
ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF
AND ANY SIGNED ATTACHMENTS HERETO, AND FURTHER, IN ACCORDANCE WITH THOSE          F.O.B. (TITLE TRANSFER POINT)
CLAUSES IN THE CHRYSLER FORMS REFERENCED BELOW WHICH ARE NUMBERED AND COMPLETED
AS NOTED, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES   / / CARRIER     /X/ SEE        OUR  / /
AND CANCELS AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR                SELLER'S        BELOW    PLANT
AGREEMENTS. THE CHRYSLER FORMS REFERENCED ARE IN BOOKLET 84-806-1824 (09/92)          PLANT
THE RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF THIS ORDER.
SUCH FORMS MAY BE MODIFIED, AMENDED OR HAVE ADDITIONS MADE THERETO AND WHEN       TERMS:  NET 30TH PROX
SUCH MODIFICATIONS ARE WRITTEN AND SIGNED THEY WILL BE ATTACHED HERETO.
THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THIS ORDER AND ANY
ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE
PRESENTED BY THE SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO IN WRITING BY
THE PURCHASER.
- ------------------------------------------------------------------------------------------------------------------------------------
CLAUSES: 048


- -------------------------------------------------------------------------------
      Description of Supplies and/or Services Ordered              Price
- -------------------------------------------------------------------------------
        THIS ORDER INCORPORATES THE TERMS AND CONDITIONS
        CONTAINED IN CHRYSLER'S FACILITIES AND MATERIAL
        PURCHASING GENERAL TERMS AND CONDITIONS,  FORM
        NUMBER 84-806-1652A (2/94)

        SELLER UNDERSTANDS AND AGREES THAT INVOICED PRICE(S)
        WILL BE HIS ESTABLISHED PRICE(S) AT THE TIME OF
        SHIPMENT, SUBJECT TO ANY DISCOUNT AS CONTAINED HEREIN
        OR PREVIOUSLY AGREED. IF UNABLE TO FILL THIS ORDER,
        SELLER MUST IMMEDIATELY CONTACT CHRYSLER'S BUYER.
        PLEASE DO NOT RETURN PRICING TO THE BUYER.
        UU    CHRYSLER INTERNATIONAL CORPORATION

        F.O.B. OUR PLANT. SHIPPING POINT = SELLERS PLANT
        FROM DEARBORN                         MI   48124
        FREIGHT PPD & ADD

        PAYABLE FUNDS ARE UNITED STATES

                1 LOT ITEM #  60-058                                          NR
        SERVICES REQUIRED TO SUPPORT THE ROLL-OUT OF DEALER DIRECT IN
        FRANCE, GERMANY AND ITALY.

        REFERENCE:  RFQ #149563

        REQUISITION NUMBER(S):  DPUU9601099


                                        SHIP TO:                               INVOICE TO:
                                        RAJ DASGUPTA  424-22-10
   Ship to /X/ PER WRITTEN          / / 1100 CHRYSLER CORORATION               CORPORATE ACCOUNTS PAYABLE
               RELEASE                  M.I.S.                                 CHRYSLER CORPORATION
Invoice to /X/ PER WRITTEN          / / 25999 LAWRENCE AVE., BLDG. 112         P O BOX 537927
               RELEASE                  CENTER LINE, MI 48015                  LIVONIA, MI 48153-7927
- ------------------------------------------------------------------------------------------------------------------------------------
        "DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
- ------------------------------------------------------------------------------------------------------------------------------------
        Invoices and packing slips must bear the Chrysler-assigned Supplier number: Purchase Order number, Part number (or
        Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket order).
        The "Ship To" address and Chrysler-assigned Plant Location code and "Invoice To" address is also required."
- ------------------------------------------------------------------------------------------------------------------------------------

PAGE   1 OF 8                                Order No. JUU2922354            /A/
                                                                       AMENDMENT

                    D.F. COOK        256629  (810) 758-8875
                    ---------------------------------------
                             BUYER NAME & DECK NO.
                                                                            5626

                                                                                               [CHRYSLER CORPORATION LOGO]

                                                                                            PURCHASE ORDER    JUU2922354-A
/X/ CHRYSLER CORPORATION, A DELAWARE CORPORATION,
    (CHRYSLER), HEREBY AGREES TO PURCHASE AND RECEIVE, AND

/ / CHRYSLER CANADA LTD., A CANADIAN CORPORATION, (CHRYSLER),
    HEREBY AGREES TO PURCHASE AND RECEIVE, AND
                                                                SUPPLIER NO. 51843              DATE OF ORDER 04-04-96

                                                                        DELIVERY                DATE TYPED    04-09-96
                                                                           /X/ 03-28-96
        NATIONAL TECHTEAM INC                                              / / PER WRITTEN RELEASE
        C/O SUE BOLDRICK                                                   / / PER WRITTEN RELEASE OR BUYER AUTHORIZATION
        22000 GARRISON AVENUE
        DEARBORN   MI   48124
                                                                               ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT
SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED
HEREIN, IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE AND            F.O.B. (TITLE TRANSFER POINT)
REVERSE SIDE HEREOF AND ANY SIGNED ATTACHMENTS HERETO, AND FURTHER,
IN ACCORDANCE WITH THOSE CLAUSES IN THE CHRYSLER FORMS REFERENCED              / / CARRIER   /X/ SEE         OUR   / /
BELOW WHICH ARE NUMBERED AND COMPLETED AS NOTED, ALL OF WHICH                      SELLER'S      BELOW      PLANT
CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS                PLANT
AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS.         TERMS:       NET 30TH PROX
THE CHRYSLER FORMS REFERENCED ARE IN BOOKLET 84-806-1824 (09/92) THE
RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF THIS ORDER.
SUCH FORMS MAY BE MODIFIED, AMENDED OR HAVE ADDITIONS MADE THERETO AND
WHEN SUCH MODIFICATIONS ARE WRITTEN AND SIGNED THEY WILL BE ATTACHED
HERETO.
THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THIS ORDER AND
ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS
OR OTHERWISE PRESENTED BY THE SELLER ARE REJECTED UNLESS EXPRESSLY
AGREED TO IN WRITING BY THE PURCHASER.
- -----------------------------------------------------------------------------------------------------------------------------
CLAUSES:

- -----------------------------------------------------------------------------------------------------------------------------
           Description of Supplies and/or Services Ordered                                            Price
- -----------------------------------------------------------------------------------------------------------------------------
                1 LOT ITEM # 60-058-0001                                                            530380.00
        DEALER TRAINING                                                                                 LOT
        **

        REQUISITION NUMBER(S):  DPUU9601099

                1 LOT ITEM # 60-058-0002                                                            393000.00
        EUROPEAN HELP DESK                                                                              LOT

        REQUISITION NUMBER(S):  DPUU9601099

                1 LOT ITEM # 60-058-0003                                                            120825.00
        PROJECT MANAGEMENT                                                                              LOT
        **

        REQUISITION NUMBER(S):  DPUU9601099

                1 LOT ITEM # 60-058-0004
        TRANSITION SUPPORT

        REQUISITION NUMBER(S):  DPUU9601099                                                            NR

        CHRYSLER CONTACT:  RAJ DASGUPTA (810) 758 8446 /TIE: 821-8446
        PRICING DETERMINED AS FOLLOWS:  NPM 60-058-0001:
        COURSE DEVELOPMENT:             $ 58,000
        TRANSLATION EFFORTS:            $ 13,000
        TRAINING DELIVERY:
          (176 DAYS @ $1,505):          $264,880
        SET UP/TEAR DOWN PER

   Ship to / / PER WRITTEN / /
               RELEASE

Invoice to / / PER WRITTEN / /
               RELEASE
- ---------------------------------------------------------------------------------------------------------------------------------
     "DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
     ------------------------------------------------------------------------------------
     Invoices and packing slips must bear the Chrysler-assigned Supplier number; Purchase Order number, Part number (or
     Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To"
     address and Chrysler-assigned Plant Location code and "Invoice To" address is also required."
- ---------------------------------------------------------------------------------------------------------------------------------
PAGE 2 OF 8                                                                     Order No. JUU2922354                      / A /
                                                                                                                        AMENDMENT

                                             D.F. COOK        256629    (810) 758-8875
                                             -----------------------------------------
                                                       BUYER NAME & DECK NO.


                                                                                                                         5627

                                                                                               [CHRYSLER CORPORATION LOGO]

                                                                                            PURCHASE ORDER    JUU2922354-A
/X/ CHRYSLER CORPORATION, A DELAWARE CORPORATION,
    (CHRYSLER), HEREBY AGREES TO PURCHASE AND RECEIVE, AND

/ / CHRYSLER CANADA LTD., A CANADIAN CORPORATION, (CHRYSLER),
    HEREBY AGREES TO PURCHASE AND RECEIVE, AND
                                                                SUPPLIER NO. 51843              DATE OF ORDER 04-04-96

                                                                        DELIVERY                DATE TYPED    04-09-96
                                                                           /X/ 03-28-96
        NATIONAL TECHTEAM INC                                              / / PER WRITTEN RELEASE
        C/O SUE BOLDRICK                                                   / / PER WRITTEN RELEASE OR BUYER AUTHORIZATION
        22000 GARRISON AVENUE
        DEARBORN   MI   48124
                                                                               ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT
SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED
HEREIN, IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE AND            F.O.B. (TITLE TRANSFER POINT)
REVERSE SIDE HEREOF AND ANY SIGNED ATTACHMENTS HERETO, AND FURTHER,
IN ACCORDANCE WITH THOSE CLAUSES IN THE CHRYSLER FORMS REFERENCED              / / CARRIER   /X/ SEE         OUR   / /
BELOW WHICH ARE NUMBERED AND COMPLETED AS NOTED, ALL OF WHICH                      SELLER'S      BELOW      PLANT
CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS               PLANT
AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS.         TERMS:       NET 30TH PROX
THE CHRYSLER FORMS REFERENCED ARE IN BOOKLET 84-806-1824 (09/92) THE
RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF THIS ORDER.
SUCH FORMS MAY BE MODIFIED, AMENDED OR HAVE ADDITIONS MADE THERETO AND
WHEN SUCH MODIFICATIONS ARE WRITTEN AND SIGNED THEY WILL BE ATTACHED
HERETO.
THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THIS ORDER AND
ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS
OR OTHERWISE PRESENTED BY THE SELLER ARE REJECTED UNLESS EXPRESSLY
AGREED TO IN WRITING BY THE PURCHASER.
- -----------------------------------------------------------------------------------------------------------------------------
CLAUSES:

- -----------------------------------------------------------------------------------------------------------------------------
           Description of Supplies and/or Services Ordered                                              Price
- -----------------------------------------------------------------------------------------------------------------------------

LOCATION @ $1,500 PER                                                                                   $ 66,000
TRANSPORTATION OF SYSTEMS, TOTAL ESTIMATE, 44 @ $1,000                                                  $ 44,000
FACILITY USE, 44 CLASSES, 5 DAYS PER @ $350/DAY:                                                        $ 77,000
MANAGEMENT TRAVEL:                                                                                      $  7,500
                                                                                                        --------
TOTAL LOT COST:                                                                                         $530,380
                                                                                                        ========

PRICING DETERMINED AS FOLLOWS: ITEM 60-058-0002
STARTUP COSTS:  NO CHARGE
3 MULTILINGUAL TECHNICIANS, MAY 1, 1996 (EST) THROUGH
  DECEMBER 31, 1996, $8,891 PER TECH                                                                    $213,384
COMMUNICATIONS COSTS, ACTUAL USAGE AT DISCOUNTED (20%)
  TECH TEAM RATE, PLUS $0.10/MINUTE INTERACTIVE USAGE
  (ESTIMATED)                                                                                           $179,616
                                                                                                        --------
TOTAL ESTIMATED LOT COST:                                                                               $393,000
                                                                                                        ========
**
PRICING DETERMINED AS FOLLOWS, ITEM 60-058-0003:
PRICED AT $13,425/MONTH FOR DURATION OF ROLL OUT.
**
PRICING DETERMINED AS FOLLOWS, ITEM 60-058-0004:
TO BE PRICED IF REQUIRED AND REQUESTED BY CHRYSLER.
TO BE PRICED AT $4,583/TECHNICIAN/MONTH.

   Ship to / / PER WRITTEN RELEASE / /
Invoice to / / PER WRITTEN RELEASE / /

- ---------------------------------------------------------------------------------------------------------------------------------
     **DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
     ------------------------------------------------------------------------------------
     Invoices and packing slips must bear the Chrysler-assigned Supplier number; Purchase Order number, Part number (or
     Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To"
     address and Chrysler-assigned Plant Location code and "Invoice To" address is also required."
- ---------------------------------------------------------------------------------------------------------------------------------
PAGE 3 OF 8                                                                     Order No. JUU2922354                      / A /
                                                                                                                        AMENDMENT

                                             D.F. COOK        256629    (810) 758-8875
                                             -----------------------------------------
                                                       BUYER NAME & DECK NO.


                                                                                                                         5628


                                                                                               [CHRYSLER CORPORATION LOGO]

                                                                                            PURCHASE ORDER    JUU2922354-A
/X/ CHRYSLER CORPORATION, A DELAWARE CORPORATION,
    (CHRYSLER), HEREBY AGREES TO PURCHASE AND RECEIVE, AND

/ / CHRYSLER CANADA LTD., A CANADIAN CORPORATION, (CHRYSLER),
    HEREBY AGREES TO PURCHASE AND RECEIVE, AND
                                                                SUPPLIER NO. 51843              DATE OF ORDER 04-04-96

                                                                        DELIVERY                DATE TYPED    04-09-96
                                                                           /X/ 03-28-96
        NATIONAL TECHTEAM INC                                              / / PER WRITTEN RELEASE
        C/O SUE BOLDRICK                                                   / / PER WRITTEN RELEASE OR BUYER AUTHORIZATION
        22000 GARRISON AVENUE
        DEARBORN   MI   48124
                                                                               ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT
SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED
HEREIN, IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE AND            F.O.B. (TITLE TRANSFER POINT)
REVERSE SIDE HEREOF AND ANY SIGNED ATTACHMENTS HERETO, AND FURTHER,
IN ACCORDANCE WITH THOSE CLAUSES IN THE CHRYSLER FORMS REFERENCED              / / CARRIER   /X/ SEE         OUR   / /
BELOW WHICH ARE NUMBERED AND COMPLETED AS NOTED, ALL OF WHICH                      SELLER'S      BELOW      PLANT
CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS               PLANT
AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS.         TERMS:       NET 30TH PROX
THE CHRYSLER FORMS REFERENCED ARE IN BOOKLET 84-806-1824 (09/92) THE
RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF THIS ORDER.
SUCH FORMS MAY BE MODIFIED, AMENDED OR HAVE ADDITIONS MADE THERETO AND
WHEN SUCH MODIFICATIONS ARE WRITTEN AND SIGNED THEY WILL BE ATTACHED
HERETO.
THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THIS ORDER AND
ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS
OR OTHERWISE PRESENTED BY THE SELLER ARE REJECTED UNLESS EXPRESSLY
AGREED TO IN WRITING BY THE PURCHASER.
- -----------------------------------------------------------------------------------------------------------------------------
CLAUSES:

- -----------------------------------------------------------------------------------------------------------------------------
           Description of Supplies and/or Services Ordered                                            Price
- -----------------------------------------------------------------------------------------------------------------------------
**
CLAUSE #135: UPON CHRYSLER MAKING A PROGRESS PAYMENT UNDER THIS
PURCHASE ORDER TITLE TO ALL WORK IN PROCESS, PARTS, MATERIALS,
INVENTORIES, DRAWINGS, AND OTHER WORK PRODUCT, THERETOFORE OR
THEREAFTER ACQUIRED OR PRODUCED BY SELLER IN THE PERFORMANCE OF WORK
HEREUNDER, SHALL THEREUPON VEST IN CHRYSLER, BUT SELLER SHALL BEAR
THE RISK OF LOSS THEREOF AND DAMAGE THERETO. SUCH WORK IN PROCESS,
PARTS, MATERIALS, INVENTORIES, DRAWINGS, AND OTHER WORK PRODUCT SHALL
BE PROPERLY HOUSED AND PROTECTED BY SELLER; SHALL BE DEEMED TO BE
PERSONAL PROPERTY AT ALL TIMES; SHALL BE MARKED BY SELLER "PROPERTY
OF CHRYSLER"; SHALL NOT BE USED EXCEPT FOR PERFORMANCE OF WORK
HEREUNDER; SHALL BE KEPT FREE AND CLEAR OF ALL LIENS AND
ENCUMBRANCES; SHALL NOT BE COMMINGLES WITH PROPERTY OF SELLER OR WITH
THAT OF ANY THIRD PARTY; SHALL NOT BE MOVED FROM SELLER'S PREMISES
WITHOUT CHRYSLER'S PRIOR WRITTEN APPROVAL; AND SHALL, UPON REQUEST OF
CHRYSLER, BE IMMEDIATELY DELIVERED TO CHRYSLER, F.O.B. CARS OR TRUCKS
AT SELLER'S PLANT, PROPERLY PACKED AND MARKED IN ACCORDANCE WITH THE
REQUIREMENTS OF THE CARRIER SELECTED BY CHRYSLER TO TRANSPORT SUCH
PROPERTY, OR SHALL, UPON REQUEST OF CHRYSLER, BE IMMEDIATELY
DELIVERED TO CHRYSLER BY SELLER AT ANY LOCATION DESIGNATED BY
CHRYSLER, IN WHICH EVENT CHRYSLER SHALL PAY TO SELLER THE COST OF
DELIVERING SUCH PROPERTY TO SUCH LOCATION. CHRYSLER SHALL HAVE THE
RIGHT TO ENTER ONTO SELLER'S PREMISES AT ALL REASONABLE TIMES TO
INSPECT SUCH PROPERTY AND SELLER'S RECORDS WITH RESPECT THERETO.
PAYMENT WILL BE MADE IN PARTIAL AMOUNTS AS SPECIFIED IN THE FOLLOWING
SCHEDULE UPON PRESENTATION OF SELLER'S INVOICES FOR SAME AND A
STATEMENT SIGNED BY AN OFFICER OF SELLER'S COMPANY

                 PER WRITTEN
   Ship to  /  / RELEASE     /  /

                 PER WRITTEN
Invoice to /  /  RELEASE     /  /

- ----------------------------------------------------------------------------------------------------------------------
**DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
- ------------------------------------------------------------------------------------
Invoices and packing slips must bear the Chrysler-assigned Supplier number; Purchase Order number; Part number (or
Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket order).
The "Ship To" address and Chrysler-assigned Plant Location code and "Invoice To" address is also required."
- ----------------------------------------------------------------------------------------------------------------------

PAGE 4 OF 8                                      Order No. JUU2922354                                            / A /
                                                                                                             AMENDMENT

                                     D.F. COOK         256629       (810) 758-8875
                               ----------------------------------------------------------
                                                 BUYER NAME & DECK NO.
                                                                                                                  5629

                                                                                               [CHRYSLER CORPORATION LOGO]

                                                                                            PURCHASE ORDER    JUU2922354-A
/X/ CHRYSLER CORPORATION, A DELAWARE CORPORATION,
    (CHRYSLER), HEREBY AGREES TO PURCHASE AND RECEIVE, AND

/ / CHRYSLER CANADA LTD., A CANADIAN CORPORATION, (CHRYSLER),
    HEREBY AGREES TO PURCHASE AND RECEIVE, AND
                                                                SUPPLIER NO. 51843              DATE OF ORDER 04-04-96

                                                                        DELIVERY                DATE TYPED    04-09-96
                                                                           /X/ 03-28-96
        NATIONAL TECHTEAM INC                                              / / PER WRITTEN RELEASE
        C/O SUE BOLDRICK                                                   / / PER WRITTEN RELEASE OR BUYER AUTHORIZATION
        22000 GARRISON AVENUE
        DEARBORN   MI   48124
                                                                               ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT
SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED
HEREIN, IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE AND            F.O.B. (TITLE TRANSFER POINT)
REVERSE SIDE HEREOF AND ANY SIGNED ATTACHMENTS HERETO, AND FURTHER,
IN ACCORDANCE WITH THOSE CLAUSES IN THE CHRYSLER FORMS REFERENCED              / / CARRIER   /X/ SEE         OUR   / /
BELOW WHICH ARE NUMBERED AND COMPLETED AS NOTED, ALL OF WHICH                      SELLER'S      BELOW      PLANT
CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS               PLANT
AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS.         TERMS:       NET 30TH PROX
THE CHRYSLER FORMS REFERENCED ARE IN BOOKLET 84-806-1824 (09/92) THE
RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF THIS ORDER.
SUCH FORMS MAY BE MODIFIED, AMENDED OR HAVE ADDITIONS MADE THERETO AND
WHEN SUCH MODIFICATIONS ARE WRITTEN AND SIGNED THEY WILL BE ATTACHED
HERETO.
THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THIS ORDER AND
ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS
OR OTHERWISE PRESENTED BY THE SELLER ARE REJECTED UNLESS EXPRESSLY
AGREED TO IN WRITING BY THE PURCHASER.
- -----------------------------------------------------------------------------------------------------------------------------
CLAUSES:

- -----------------------------------------------------------------------------------------------------------------------------
           Description of Supplies and/or Services Ordered                                            Price
- -----------------------------------------------------------------------------------------------------------------------------
OF INCURRED COSTS ON WHICH EACH INVOICE AMOUNT IS BASED.
SCHEDULE:
PROGRESSIVE PAYMENT ALLOWED

CLAUSE #022A:
DELAY IN PAYMENT AND RETURN OF INVOICE TO THE SELLER CAN RESULT
IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED. INVOICES AND PACKING
SLIPS ISSUED AGAINST THIS PURCHASE ORDER MUST BEAR THE FOLLOWING:
- - SUPPLIER VENDOR CODE
- - COMPLETE PURCHASE ORDER NUMBER
- - REQUISITION AND/OR BLANKET ORDER RELEASE NUMBER
- - "SHIP TO" ADDRESS WITH LOCATION CODE, SEE BULLETINS FOR CODES
- - "INVOICE TO" ADDRESS (POST OFFICE BOX ADDRESS)
- - NON-PRODUCTION MATERIAL CODE (ITEM #) OR PRODUCTION PART #
- - SHIPMENT MODE
- - INVOICE AND RECEIPT NUMBER
- - INVOICE DATE/SHIP DATE
- - UNIT PRICE
- - QUANTITY AND UNIT OF MEASURE
- - PRICING/COST FOR BILLABLE CLAUSES
- - ADDITIONAL LINE ITEM EXPENSES
- - PROPER EXTENSION OF ALL LINE ITEMS
- - INVOICE GRAND TOTAL
FURTHER INFORMATION REGARDING INVOICE AND RECEIPT REQUIREMENTS CAN BE OBTAINED
FROM THE CHRYSLER CORPORATE ACCOUNTS PAYABLE DEPARTMENT DOCUMENT: "INFORMATION
BULLETIN - FACILITIES AND MATERIALS INVOICE AND RECEIPT REQUIREMENTS" OR
PRODUCTION INVOICE REQUIREMENTS. ADDITIONAL SHIPPING INSTRUCTIONS: IN ADDITION
TO PROPER LABELING, THE FOLLOWING MUST BE OBSERVED:
   Ship to / / PER WRITTEN RELEASE / /
Invoice to / / PER WRITTEN RELEASE / /

- ---------------------------------------------------------------------------------------------------------------------------------
     **DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
     ------------------------------------------------------------------------------------
     Invoices and packing slips must bear the Chrysler-assigned Supplier number; Purchase Order number, Part number (or
     Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To"
     address and Chrysler-assigned Plant Location code and "Invoice To" address is also required."
- ---------------------------------------------------------------------------------------------------------------------------------
PAGE 5 OF 8                                                                     Order No. JUU2922354                      / A /
                                                                                                                        AMENDMENT

                                             D.F. COOK        256629    (810) 758-8875
                                             -----------------------------------------
                                                       BUYER NAME & DECK NO.


                                                                                                                         5630


                                                                                               [CHRYSLER CORPORATION LOGO]

                                                                                            PURCHASE ORDER    JUU2922354-A
/X/ CHRYSLER CORPORATION, A DELAWARE CORPORATION,
    (CHRYSLER), HEREBY AGREES TO PURCHASE AND RECEIVE, AND

/ / CHRYSLER CANADA LTD., A CANADIAN CORPORATION, (CHRYSLER),
    HEREBY AGREES TO PURCHASE AND RECEIVE, AND
                                                                SUPPLIER NO. 51843              DATE OF ORDER 04-04-96

                                                                        DELIVERY                DATE TYPED    04-09-96
                                                                           /X/ 03-28-96
        NATIONAL TECHTEAM INC                                              / / PER WRITTEN RELEASE
        C/O SUE BOLDRICK                                                   / / PER WRITTEN RELEASE OR BUYER AUTHORIZATION
        22000 GARRISON AVENUE
        DEARBORN   MI   48124
                                                                               ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT
SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED
HEREIN, IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE AND            F.O.B. (TITLE TRANSFER POINT)
REVERSE SIDE HEREOF AND ANY SIGNED ATTACHMENTS HERETO, AND FURTHER,
IN ACCORDANCE WITH THOSE CLAUSES IN THE CHRYSLER FORMS REFERENCED              / / CARRIER   /X/ SEE         OUR   / /
BELOW WHICH ARE NUMBERED AND COMPLETED AS NOTED, ALL OF WHICH                      SELLER'S      BELOW      PLANT
CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS               PLANT
AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS.         TERMS:       NET 30TH PROX
THE CHRYSLER FORMS REFERENCED ARE IN BOOKLET 84-806-1824 (09/92) THE
RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF THIS ORDER.
SUCH FORMS MAY BE MODIFIED, AMENDED OR HAVE ADDITIONS MADE THERETO AND
WHEN SUCH MODIFICATIONS ARE WRITTEN AND SIGNED THEY WILL BE ATTACHED
HERETO.
THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THIS ORDER AND
ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS
OR OTHERWISE PRESENTED BY THE SELLER ARE REJECTED UNLESS EXPRESSLY
AGREED TO IN WRITING BY THE PURCHASER.
- -----------------------------------------------------------------------------------------------------------------------------
CLAUSES:

=============================================================================================================================
           Description of Supplies and/or Services Ordered                                            Price
- -----------------------------------------------------------------------------------------------------------------------------
                - TWO (2) PACKING LISTS MUST BE INCLUDED WITH SHIPMENT. ONE
                  ATTACHED TO EXTERIOR OF SHIPPING CONTAINER AND ONE INSIDE
                  SHIPPING CONTAINER.
        THE WORDS "NON-PRODUCTION MATERIAL" OR "PRODUCTION MATERIAL" MUST BE
        CLEARLY MARKED AND VISIBLE ON OUTSIDE OF SHIPPING CONTAINER. THIS
        PURCHASE ORDER IS ISSUED FOR THE ITEM(S) AS SPECIFICALLY IDENTIFIED ON
        THIS ORDER. ANY SUBSTITUTION OF MATERIAL OTHER THAN DESCRIBED HEREIN
        WITHOUT PRIOR PURCHASING APPROVAL, WILL BE CONSIDERED A VIOLATION OF
        THE ORDER AND SUBJECT TO A DEBIT OF THE SELLER'S ACCOUNT AND REMOVAL
        AS AN APPROVED CHRYSLER SUPPLIER.

        FOR INVOICING PROBLEMS CALL THE APPROPRIATE PAYABLES LOCATION:
        CORPORATE ACCOUNTS PAYABLE:   (313) 252-7676

        HUNTSVILLE ACCOUNTS PAYABLE:  (205) 464-2688 PRODUCTION MATERIAL
                                      (205) 464-2684 NON-PRODUCTION MAT'L
                                   OR (205) 464-2696 **

        CANADIAN ACCOUNTS PAYABLE:    (519) 973-2131

        EL PASO/JUAREZ WIRE ACCOUNTS PAYABLE:  (915) 595-8111

        BEAVER DAM MARINE DIV. ACCOUNTS PAYABLE:  (414) 887-6190

        MEXICO ACCOUNTS PAYABLE:  011-525-729-1450

   Ship to / / PER WRITTEN / /
               RELEASE

Invoice to / / PER WRITTEN / /
               RELEASE
- ---------------------------------------------------------------------------------------------------------------------------------
     **DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
     ------------------------------------------------------------------------------------
     Invoices and packing slips must bear the Chrysler-assigned Supplier number; Purchase Order number, Part number (or
     Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To"
     address and Chrysler-assigned Plant Location code and "Invoice To" address is also required."
- ---------------------------------------------------------------------------------------------------------------------------------
PAGE 6 OF 8                                                                     Order No. JUU2922354                      / A /
                                                                                                                        AMENDMENT

                                             D.F. COOK        256629    (810) 758-8875
                                             -----------------------------------------
                                                       BUYER NAME & DECK NO.


                                                                                                                         5631

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

                                                                                               [CHRYSLER CORPORATION LOGO]

                                                                                            PURCHASE ORDER    JUU2922354-A
/X/ CHRYSLER CORPORATION, A DELAWARE CORPORATION,
    (CHRYSLER), HEREBY AGREES TO PURCHASE AND RECEIVE, AND

/ / CHRYSLER CANADA LTD., A CANADIAN CORPORATION, (CHRYSLER),
    HEREBY AGREES TO PURCHASE AND RECEIVE, AND
                                                                SUPPLIER NO. 51843              DATE OF ORDER 04-04-96

                                                                        DELIVERY                DATE TYPED    04-09-96
                                                                           /X/ 03-28-96
        NATIONAL TECHTEAM INC                                              / / PER WRITTEN RELEASE
        C/O SUE BOLDRICK                                                   / / PER WRITTEN RELEASE OR BUYER AUTHORIZATION
        22000 GARRISON AVENUE
        DEARBORN   MI   48124
                                                                               ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT
SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED
HEREIN, IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE AND            F.O.B. (TITLE TRANSFER POINT)
REVERSE SIDE HEREOF AND ANY SIGNED ATTACHMENTS HERETO, AND FURTHER,
IN ACCORDANCE WITH THOSE CLAUSES IN THE CHRYSLER FORMS REFERENCED              / / CARRIER   /X/ SEE         OUR   / /
BELOW WHICH ARE NUMBERED AND COMPLETED AS NOTED, ALL OF WHICH                      SELLER'S      BELOW      PLANT
CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS               PLANT
AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS.         TERMS:       NET 30TH PROX
THE CHRYSLER FORMS REFERENCED ARE IN BOOKLET 84-806-1824 (09/92) THE
RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF THIS ORDER.
SUCH FORMS MAY BE MODIFIED, AMENDED OR HAVE ADDITIONS MADE THERETO AND
WHEN SUCH MODIFICATIONS ARE WRITTEN AND SIGNED THEY WILL BE ATTACHED
HERETO.
THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THIS ORDER AND
ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS
OR OTHERWISE PRESENTED BY THE SELLER ARE REJECTED UNLESS EXPRESSLY
AGREED TO IN WRITING BY THE PURCHASER.
- -----------------------------------------------------------------------------------------------------------------------------
CLAUSES:

- -----------------------------------------------------------------------------------------------------------------------------
           Description of Supplies and/or Services Ordered                                            Price
- -----------------------------------------------------------------------------------------------------------------------------

     CLAUSE #133: THE AMOUNTS INVOICED UNDER THIS PURCHASE ORDER WILL BE BASED
     ON ACTUAL AND DIRECT COSTS INCURRED BY SELLER IN PERFORMING THE WORK
     DESCRIBED IN THIS PURCHASE ORDER. CHRYSLER MAY AUDIT SELLER'S BOOKS,
     RECORDS AND THE BOOKS AND RECORDS OF SUBCONTRACTORS EMPLOYED BY THE SELLER,
     WHICH PERTAIN TO ALL SUCH AMOUNTS INVOICED. ALL AMOUNTS PAID WHICH EXCEED
     THE AMOUNT DUE TO SELLER, AS DETERMINED BY CHRYSLER'S AUDIT, WILL BE
     REFUNDED TO CHRYSLER.

     CLAUSE #294: GOVERNMENT REGULATIONS - TOXIC SUBSTANCES CONTROL ACT: TO THE
     EXTENT THAT ANY OF THE ITEMS COVERED BY THIS PURCHASE ORDER ARE TO BE USED
     BY CHRYSLER IN CONNECTION WITH ITS MANUFACTURE, PROCESSING, DISTRIBUTION IN
     COMMERCE, USE OR DISPOSAL, SELLER HEREBY CERTIFIES AND REPRESENTS HE HAS
     COMPLIED WITH ALL APPLICABLE RULES AND REGULATIONS ISSUED UNDER THE TOXIC
     SUBSTANCES CONTROL ACT (PUBLIC LAW 94-469), AND WILL DEFEND, INDEMNIFY, AND
     HOLD HARMLESS CHRYSLER FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES,
     DAMAGES, COSTS, AND EXPENSES RESULTING FROM OR ARISING OUT OF ANY FAILURE
     TO SO COMPLY WITH SAID ACT.

     CLAUSE #409: NOTWITHSTANDING THE PROVISIONS OF CLAUSE 23 OF THE GENERAL
     TERMS AND CONDITIONS (FORM NO. 84-806-1652A, REV. 2/94), THE 1980 UNITED
     NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS, TO THE
     EXTENT IT MAY BE DEEMED TO APPLY, SHALL NOT, PURSUANT TO ARTICLE 6 THEREOF,
     APPLY TO THIS PURCHASE ORDER (INCLUDING AMENDMENTS) OR ANY TRANSACTIONS
     PURSUANT THERETO.


   Ship to / / PER WRITTEN / /
               RELEASE

Invoice to / / PER WRITTEN / /
               RELEASE
- ---------------------------------------------------------------------------------------------------------------------------------
     ** DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
     ------------------------------------------------------------------------------------
     Invoices and packing slips must bear the Chrysler-assigned Supplier number; Purchase Order number, Part number (or
     Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To"
     address and Chrysler-assigned Plant Location code and "Invoice To" address is also required."
- ---------------------------------------------------------------------------------------------------------------------------------
PAGE 7 OF 8                                                                     Order No. JUU2922354                      / A /
                                                                                                                        AMENDMENT

                                             D.F. COOK        256629    (810) 758-8875
                                             -----------------------------------------
                                                       BUYER NAME & DECK NO.


                                                                                                                         5632
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

                                                                                               [CHRYSLER CORPORATION LOGO]

                                                                                            PURCHASE ORDER    JUU2922354-A
/X/ CHRYSLER CORPORATION, A DELAWARE CORPORATION,
    (CHRYSLER), HEREBY AGREES TO PURCHASE AND RECEIVE, AND

/ / CHRYSLER CANADA LTD., A CANADIAN CORPORATION, (CHRYSLER),
    HEREBY AGREES TO PURCHASE AND RECEIVE, AND
                                                                SUPPLIER NO. 51843              DATE OF ORDER 04-04-96

                                                                        DELIVERY                DATE TYPED    04-09-96
                                                                           /X/ 03-28-96
        NATIONAL TECHTEAM INC                                              / / PER WRITTEN RELEASE
        C/O SUE BOLDRICK                                                   / / PER WRITTEN RELEASE OR BUYER AUTHORIZATION
        22000 GARRISON AVENUE
        DEARBORN   MI   48124
                                                                               ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT
SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED
HEREIN, IN ACCORDANCE WITH THE TERMS AND CONDITIONS ON THE FACE AND            F.O.B. (TITLE TRANSFER POINT)
REVERSE SIDE HEREOF AND ANY SIGNED ATTACHMENTS HERETO, AND FURTHER,
IN ACCORDANCE WITH THOSE CLAUSES IN THE CHRYSLER FORMS REFERENCED              / / CARRIER   /X/ SEE         OUR   / /
BELOW WHICH ARE NUMBERED AND COMPLETED AS NOTED, ALL OF WHICH                      SELLER'S      BELOW      PLANT
CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS               PLANT
AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS.         TERMS:       NET 30TH PROX
THE CHRYSLER FORMS REFERENCED ARE IN BOOKLET 84-806-1824 (09/92) THE
RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF THIS ORDER.
SUCH FORMS MAY BE MODIFIED, AMENDED OR HAVE ADDITIONS MADE THERETO AND
WHEN SUCH MODIFICATIONS ARE WRITTEN AND SIGNED THEY WILL BE ATTACHED
HERETO.
THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THIS ORDER AND
ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS
OR OTHERWISE PRESENTED BY THE SELLER ARE REJECTED UNLESS EXPRESSLY
AGREED TO IN WRITING BY THE PURCHASER.
- -----------------------------------------------------------------------------------------------------------------------------
CLAUSES:

- -----------------------------------------------------------------------------------------------------------------------------
           Description of Supplies and/or Services Ordered                                            Price
- -----------------------------------------------------------------------------------------------------------------------------
CLAUSE #429: CONTROLLING LAWS
THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN, UNITED STATES OF
AMERICA. FURTHER, THE PARTIES AGREE THAT THE JURISDICTION AND VENUE FOR ANY
ACTION BROUGHT BY EITHER PARTY SHALL BE SOLELY IN ANY STATE OR FEDERAL COURT
WITHIN THE EASTERN DISTRICT OF MICHIGAN.

CLAUSE #430: CONSTRUCTION
THIS AGREEMENT HAS BEEN FULLY NEGOTIATED BETWEEN THE PARTIES AND IN
INTERPRETING THIS AGREEMENT, THERE SHALL BE NO PRESUMPTION THAT EITHER PARTY
DRAFTED THE LANGUAGE BUT RATHER THE PARTIES SHALL BE DEEMED TO HAVE SHARED
EQUALLY IN THE DRAFTING OF THE PROVISIONS OF THIS AGREEMENT.

CLAUSE #431: ACCEPTANCE
SELLER ACCEPTS ALL OF THE TERMS AND CONDITIONS OF THIS PURCHASE ORDER AND
SPECIFICALLY WAIVES ITS SIGNED ACCEPTANCE THEREOF.


                 PER WRITTEN
   Ship to  /  / RELEASE     /  /

                 PER WRITTEN
Invoice to /  /  RELEASE     /  /

- ----------------------------------------------------------------------------------------------------------------------
"DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
- ------------------------------------------------------------------------------------
Invoices and packing slips must bear the Chrysler-assigned Supplier number; Purchase Order number, Part number (or
Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket order).
The "Ship To" address and Chrysler-assigned Plant Location code and "Invoice To" address is also required."
- ----------------------------------------------------------------------------------------------------------------------

PAGE 8 OF 8                                      Order No. JUU2922354                                            / A /
                                                                                                             AMENDMENT

                                     D.F. COOK         256629       (810) 758-8875
                               ----------------------------------------------------------
                                                 BUYER NAME & DECK NO.
                                                                                                                  5633
